SUBSEQUENT EVENTS	6 Months Ended
Jun. 30, 2025
SUBSEQUENT EVENTS
SUBSEQUENT EVENTS
26.	SUBSEQUENT EVENTS

Except for subsequent Meritz investment transaction as disclosed in note 13, below subsequent events were identified.

(i)	Credit Facility Agreement with Geely

On July 28, 2025, the Company entered into a master credit facility framework agreement (the “Credit Facility Agreement”) with Zhejiang Geely Holding Group Company Limited (“Geely”), pursuant to which Geely agrees to provide (including through its affiliates) the Company and its affiliates with a non-revolving credit facility of up to RMB1,600,000,000 (the “Facility”). The Facility can be drawn by the Company’s affiliates in China from Geely and its affiliates in China in RMB at a fixed interest rate of 6.0% per annum. Alternatively, the Company and its overseas affiliates can borrow from Geely’s overseas affiliates in USD at a floating interest rate of SOFR plus 3.55% per annum.

(ii)	Loan Agreement between LTIL and LCL

On August 4, 2025, Lotus Technology Innovative Limited (the “LTIL”), a wholly-owned subsidiary of the Company, entered into a loan agreement (the “Loan Agreement”) with LCL, pursuant to which LTIL agreed to make a loan to LCL in a maximum amount of GBP 80,000 (the “Loan”), which will be due on December 31, 2025 and bears an interest rate of 8% per annum. LCL shall repay the Loan, together with all accrued interest accrued and any other amounts then due under the Loan Agreement, on the earlier of the repayment date or following a demand by LTIL.

(iii)	Securities Purchase Agreement

On August 19, 2025, the Company entered into a securities purchase agreement (the “Securities Purchase Agreement”) with an institutional investor (the “Investor”), pursuant to which the Company agreed to issue and sell convertible notes for up to an aggregate principal amount of US$300,000 (the “Notes”). Pursuant to this agreement, the Company issued a Note in the original principal amount of US$10,000 on August 19, 2025, and up to US$290,000 in aggregate principal amount of additional convertible notes may be issued upon satisfaction of certain conditions.

Each Note bears interest at a rate of SOFR plus 6.75% per annum. If certain equity conditions are satisfied, the Company is entitled to settle a portion of interest, i.e. 4.25% per annum, either in cash or in ADSs. Interest is payable in arrears on the first calendar day of each calendar quarter, beginning October 1, 2025. Unless earlier converted or redeemed, the Notes will mature on the two-year anniversary of their respective issuance dates, subject to extension at the option of the holders in certain circumstances as provided in the Notes.

Each holder of Notes may convert all, or any part, of the outstanding principal of the Notes, together with accrued and unpaid interest, and any late charges thereon, at any time, at such holder’s option, into the Company’s ordinary shares represented by ADSs at a conversion price that is initially set at US$2.19 per ADS or ordinary share, subject to adjustment including for anti-dilution events and proportional adjustment upon the occurrence of any share split or subdivision, share dividend, share consolidation or combination and/or similar transactions, recapitalization or similar event. No Note may be converted to the extent that such conversion or exercise would cause the then holder of such Note to become the beneficial owner of more than 9.99% after giving effect to such conversion or exercise.